July 1, 1998


                      DELAWARE GROUP FOUNDATION FUNDS
                      Income Portfolio Institutional
                     Balanced Portfolio Institutional
                      Growth Portfolio Institutional

                         SUPPLEMENT TO PROSPECTUS
                          DATED DECEMBER 31, 1997
                       (AS REVISED JANUARY 23, 1998)


1. The following supplements or amends the information that relates to the table which discusses the Underlying Funds located at the bottom of page 3 of the Prospectus:

          Each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Underlying Funds. These fees and expenses, which are embedded in the prices of the Underlying Fund shares purchased by the Portfolios, are in addition to the fees and expenses of the Portfolios set forth in the Prospectus in the tables entitled Shareholder Transaction Expenses and Annual Operating Expenses. The expense ratio set forth for each of the Institutional Class shares of the Underlying Funds includes management and other fees. The expense ratio for New
     Pacific Fund has changed from 1.50% to 1.70%.

2. The Portfolio's Semi-Annual Report may be obtained by calling 800-523-1918.

3. The percentage target range for the Balanced Portfolio's investments in international equity securities has been increased from 5%-15% to 5%-20%. The table entitled Percentage Ranges of Investment in Asset Classes on page 7 of the Prospectus is replaced with the following:

             Percentage Ranges of Investment in Asset Classes

Asset Class          Income           Balanced         Growth
                     Portfolio        Portfolio        Portfolio

U.S. Equity          20%-50%          35%-65%          45%-75%

International Equity 0%-10%           5%-20%           10%-30%

Fixed Income         45%-75%          25%-55%          5%-35%

Money Market         0%-35%           0%-35%           0%-35%


4. The following sentence is added to the beginning of the third paragraph under Investment Manager on page 29 of the Prospectus:

   The Manager is a series of Delaware Mangement Business Trust.
   The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

5. The following sentence is added to the end of the first paragraph under Options on page 38 of the Prospectus:

   With respect to the portfolios, the Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

6. The following paragraph is inserted immediately beneath the heading Futures Contracts and Options on Futures Contracts on page 39 of the Prospectus:

        Each Portfolio may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when such Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in Underlying Funds or directly in securities that are appropriate for the Portfolio involved.

7. Pursuant to an Order received from the Securities and Exchange Commission on April 6, 1998, the Portfolios may, to the extent consistent with their respective investment objectives, invest directly in the same securities and employ the same investment strategies as any of the Underlying Funds.

8. As with other mutual funds, financial and business organizations and individuals around the world, the Portfolios and the Underlying Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust and the Underlying Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolios or the Underlying Funds.

   Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. The Portfolios and the Underlying Funds investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Trust and the Underlying Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any Portfolio or Underlying Fund.